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                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Annual Report (Form 10-K) of First Alabama Bancshares, Inc. and subsidiaries of our report dated February 4, 1994, included in the 1993 Annual Report to Stockholders of First Alabama Bancshares, Inc.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-36936) pertaining to the Employee Stock Purchase Plan of First Alabama Bancshares, Inc., in the Registration Statement (Form S-8 No. 33-41784) pertaining to the Directors' Stock Investment Plan of First Alabama Bancshares, Inc., in Post Effective Amendment No. 1 to the Registration Statement (Form S-8 No. 2-95291) pertaining to the 1993 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-24370) pertaining to the 1988 Stock Option Plan, in the Registration Statement (Form S-8 No. 33-40728) pertaining to the 1991 Long-Term Incentive Plan and in the Registration Statement (Form S-3 No. 33-45714), and their related Prospectuses of our report dated February 4, 1994, with respect to the consolidated financial statements of First Alabama Bancshares, Inc. and subsidiaries incorporated by reference in the Annual Report (Form 10-K) for the year ended December 31, 1993.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 no. 33-36936) pertaining to the Employee Stock Purchase Plan of First Alabama Bancshares, Inc. and in the related Prospectus of our report dated March 11, 1994, with respect to the financial statements of the First Alabama Bancshares Employee Stock Purchase Plan included in the Annual Report (Form 11-K), filed as an exhibit to Form 10-K, for the year ended December 31, 1993.

We also consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-41784) pertaining to the Directors' Stock Investment Plan of First Alabama Bancshares, Inc. and in the related Prospectus of our report dated March 11, 1994, with respect to the financial statements of the First Alabama Bancshares Directors' Stock Investment Plan included in the Annual Report (Form 11-K), filed as an exhibit to Form 10-K, for the year ended December 31, 1993.



/s/ Ernst & Young


Birmingham, Alabama
March 25, 1994